SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549
                                Form 8-K

                             CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             JANUARY 31, 2006
                             --------------
              Date of Report (Date of earliest event reported)

                          CIMBIX CORPORATION
                    --------------------------------
           (Exact name of registrant as specified in its charter)

WASHINGTON                                   91-2060082
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(State of incorporation                   (I.R.S. Employer
or organization)                          Identification No.)

                      	SEC File No.  000-49955

#134, 9663 Santa Monica Blvd,
Beverly Hills, California                   90210
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(Address of principal executive offices)  (Zip Code)

                            310-435-0435

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          Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

On July 8, 2005, Cimbix Corporation (the "Company") filed a Preliminary Information Statement on Schedule 14C advising its shareholders that its Board of Directors and 75% of the Company's shareholders had approved an amendment to the Company's Articles of Incorporation to (i) change the name of the Company from Cimbix Corporation to PetsMobility, Inc., (ii) to increase the authorized shares from 100 million to 200 million, (iii) to amend Article IX of the Articles of Incorporation to permit action taken by written consent of the majority of the shareholders entitled to vote on an action, and (iv) to amend Section 2.14 of the Company's Bylaws to permit any action to be taken at a shareholders meeting to be taken by written consent of a majority of shareholders entitled to vote.

The reason for the amendments to the Articles of Incorporation and the bylaws was to correct an inconsistency between the two documents related to shareholder approval of actions without a meeting.

The Company's Articles of Incorporation (the "Articles"), as provided by the attorney who advised the Company in connection with its incorporation, require a shareholders meeting unless (i) the action is taken by written consent of all shareholders entitled to vote if the Company is a public company, or (ii) so long as the Company is not a public company, the action may be taken by written consent of shareholders representing in the aggregate the minimum number of votes necessary to take the action if all shares entitled to vote were present and voted.

Section 2.14 of the Bylaws, as provided by the Company's incorporating legal counsel provides for shareholder action without a meeting if (i) the action is taken by written consent of all shareholders entitled to vote or (ii) the action is taken by written consent of shareholders representing in the aggregate the minimum number of votes necessary to take the action if all shares entitled to vote were present and voted. However, Article 9.1(b) of the Articles of Incorporation provides that if the Company is a public company, a proposed action must be approved by all of the shareholders entitled to vote on such action.

On or about August 8, 2005, the Company received a comment letter on its Preliminary Information Statement raising questions about the requirement for approval of actions by the vote of the shareholders by either convening a shareholders meeting or having such action be approved unanimously without a meeting. As noted earlier, the Preliminary Information Statement indicated that the action was approved by 75% of the shareholders in satisfaction of the Bylaws, but the Articles of Incorporation require unanimous written consent when action is taken by shareholders without a meeting.

In furtherance of the Company's plan to correct the inconsistency between the Articles of Incorporation and the Bylaws relating to shareholder approval of actions without a meeting, the Company inappropriately filed on July 27, 2005 an amendment with the State of Washington to amend Article 9.1(b) of the Articles of Incorporation to provide that the Company's shareholders, even as a public company, could a approve an action by shareholders holding a majority of the shares rather than by all of the shareholders entitled to vote on such action. Because the Amendment to the Articles of Incorporation was filed before the filing of a Definitive Information Statement approved by the Securities and Exchange Commission, the action to file the amendment was inappropriate. Consequently, on September 7, 2005, the Company filed Articles of Correction with the Secretary of State of Washington withdrawing the inappropriately filed Amendment to the Articles of Incorporation and to return the Company's Articles of Incorporation to the condition they were in prior to the shareholder action on such amendment. A copy of the Articles of Correction and the extant Articles of Incorporation are filed as exhibits 99.1 and 99.2,
respectively, to this report.	In the future, the Company intends to convene
a shareholders meeting to consider some, if not all, of the proposals set forth in the Preliminary Information Statement.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

C)  EXHIBITS

Exhibit      Description
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99.1       Certificate of Correction dated September 7, 2005
99.2       Articles of Incorporation dated August 17, 2000


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CIMBIX CORPORATION
DATE:   February 3, 2006
                                        By:  /s/ ROBERT ROSNER
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                                            ROBERT ROSNER
                                            President, Director